UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2008

CENTRAL IOWA ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-1385952	71-0988301
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3426 East 28th Street North Newton, Iowa	50208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (641) 791-1010

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 10, 2008 Central Iowa Energy, LLC (the “Company”) held its 2008 Annual Meeting of the Members. A quorum, which is equal to twenty-five percent (25%) of the membership voting interest, was represented at the meeting in person or by proxy. A majority of the membership voting interests represented at the 2008 Annual meeting approved two amendments to the Company’s Operating Agreement.

The purpose of the first proposed amendment to the Operating Agreement was to allow the board of directors of the Company to adjust the number of directors within the range of 7 to 13 directors without a vote of the members. The purpose of the second proposed amendment was to allow the offices of President/CEO and Chairman of the Board to be held by one individual.

In addition, 12 directors were elected to staggered terms. James Johnston, Craig Hamilton, Don Huyser and Tom Schroeder were elected as Group I Directors and each will serve a term until the 2009 Annual Meeting of the Members. Denny Mauser, Jeremie Parr, William Talsma and John Van Zee were elected as Group II Directors and each will serve a term until the 2010 Annual Meeting of the Member. Warren Bush, William Horan, Dean Lane and Scot Farver were elected as Group III Directors and each will serve a term until the 2011 Annual Meeting of the Members.

Following the close of voting on the foregoing issues, Derek Winkel, the Company’s General Manager, gave management’s report at the 2008 Annual Meeting. Additionally, a representative of Renewable Energy Group, Inc. (“REG”), the Company’s management and marketing company, gave a presentation regarding the services it provides to CIE and its objectives for the 2008 fiscal year. Following the close of these presentations, members present were given a chance to ask questions regarding the Company.

The Company posted a press release on its website on April 2, 2008 that contained the division of votes for the two amendments to the Operating Agreement and the votes cast in the election of the directors. The press release is attached as an exhibit to this report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL IOWA ENERGY, LLC

April 2, 2008	/s/ John VanZee

Date	John Van Zee, President

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